UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

ENVERIC BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2021, Enveric Biosciences, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Five proposals were included in the notice of Annual Meeting for consideration at the Annual Meeting. At the Annual Meeting, stockholders of the Company voted on the following four proposals, each of which is more fully described in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission and mailed to stockholders on or about August 6, 2021 (the “Proxy Statement”):

1.	the election of five directors to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	to approve the issuance of shares of the Company’s common stock to MagicMed equity holders in connection with the amalgamation on the terms and conditions of the Amalgamation Agreement;

3.	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

4.	to ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Because there were sufficient votes to approve the ENVB Share Issuance Proposal (Proposal 2), adjournment of the Annual Meeting to solicit additional proxies was unnecessary and the adjournment proposal (Proposal 5) was not called to a vote by the Company for approval at the Annual Meeting. The adjournment proposal is described in detail in the Proxy Statement.

Each proposal voted upon at the Annual Meeting and the final voting results are indicated below. As of the close of business on July 30, 2021, the record date for the Annual Meeting, there were 21,432,415 shares of common stock of the Company outstanding. A total of 10,797,302 shares, representing approximately 50.37% of the issued and outstanding shares of common stock of the Company entitled to vote, were present in person or by proxy, constituting a quorum.

1. Election of Directors

	For	Withheld	Broker Non-Vote
David Johnson	4,395,856	157,707	6,243,739
George Kegler	4,413,161	140,402	6,243,739
Douglas Lind, M.D.	4,427,960	125,603	6,243,739
Sol Mayer	4,419,998	133,565	6,243,739
Marcus Schabacker, M.D., Ph.D.	4,427,523	126,040	6,243,739

2. ENVB Share Issuance Proposal

For	Against	Abstain	Broker Non-Vote
4,161,026	308,471	84,066	6,243,739

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
3,907,271	486,466	159,826	6,243,739

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
10,582,508	135,486	79,308	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES INC.

Date: September 14, 2021	By:	/s/ David Johnson
	Name:	David Johnson
	Title:	Chief Executive Officer